BLACKROCK FUNDS V

BlackRock GNMA Portfolio

(the “Fund”)

Supplement dated October 15, 2024 to the

Statement of Additional Information (“SAI”) of the Fund,

each dated January 24, 2024, as supplemented to date

On September 13, 2024, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to “BlackRock Mortgage-Backed Securities Fund” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indexes against which the Fund compares its performance. All of these changes are expected to become effective on or about January 28, 2025.

Accordingly, effective on or about January 28, 2025, the following changes are expected to be made to the Fund’s SAI:

Change in the Fund’s Name

All references to “BlackRock GNMA Portfolio” are changed to “BlackRock Mortgage-Backed Securities Fund” to reflect the Fund’s new name.

Change in the Fund’s Investment Strategies and Risks

The first four paragraphs of the SAI entitled “Part I: Information About the Fund—I. Investment Objective and Policies—Additional Information on Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes in mortgage-backed securities (“MBS”) and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Such securities include, but are not limited to, securities issued by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) as well as other U.S. Government securities.

The Fund is subject to Rule 35d-1 under the Investment Company Act and will not change its investment policies required by the Rule without giving shareholders 60 days’ prior written notice.

The Fund is a diversified open-end investment company under the Investment Company Act.

The Fund will make investments in residential and commercial mortgage-backed securities as well as other asset-backed securities.

Change in the Fund’s Portfolio Management Team

The table in the section of the SAI entitled “Part I: Information About the Fund—IV. Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers—Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Kraeger	6 $1.99 Billion	8 $2.25 Billion	20 $16.20 Billion	0 $0	0 $0	4 $5.07 Billion
Daniel Someck*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Nicholas Kramvis*	1 $267.0 Million	0 $0	1 $135.6 Million	0 $0	0 $0	0 $0
Siddharth Mehta	4 $611.15 Million	9 $2.33 Billion	16 $15.12 Billion	0 $0	0 $0	4 $5.07 Billion

*	Information is as of August 31, 2024.

The paragraph in the section of the SAI entitled “Part I: Information About the Fund—IV. Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Matthew Kraeger Siddharth Mehta Daniel Someck	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Nicholas Kramvis	FTSE Mortgage Index

The table in the section of the SAI entitled “Part I: Information About the Fund—IV. Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Matthew Kraeger	$10,001-$50,000
Daniel Someck*	None
Nicholas Kramvis*	None
Siddharth Mehta	$1-$10,000

*	Information is as of August 31, 2024.

1	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

The last two sentences in the first paragraph in the section of the SAI entitled “Part I: Information About the Fund—IV. Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Potential Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Kraeger, Someck, Kramvis and Mehta may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kraeger, Someck, Kramvis and Mehta may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

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